Exhibit 10.1

SUBSCRIPTION AGREEMENT

GTx, Inc.
175 Toyota Plaza

7th Floor

Memphis, Tennessee 38103

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.              This Subscription Agreement, including the Terms and Conditions For Purchase of Shares attached hereto as Annex I (collectively, this “Agreement”), is made as of the date set forth below between GTx, Inc., a Delaware corporation (the “Company”), and the Investor. Capitalized terms not defined herein shall have the meanings assigned to them in Annex I.

2.              The Company has authorized the sale and issuance to the Investor and certain other investors of up to an aggregate of 17,283,947 shares (each, a “Share” and collectively, the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), for a purchase price of $0.81 per Share (the “Purchase Price”).

3.              The offering and sale of the Shares (the “Offering”) are being made pursuant to (A) an effective Registration Statement on Form S-3 (File No. 333-195892) (the “Registration Statement”), including the prospectus contained therein (the “Base Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 12, 2014, and (B) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and the terms of the Offering and information that may be material to the Company and its securities that was delivered to the Investor and will be filed with the Commission.  The Prospectus, together with the documents incorporated by reference therein, are collectively referred to herein as the “Disclosure Package.”

4.              The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the number of Shares set forth on the signature page below for the aggregate purchase price set forth below on the signature page below.  The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten and that there is no minimum offering amount.

5.              The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Disclosure Package, which includes pricing and other information regarding the Offering (the “Offering Information”), prior to or in connection with the receipt of this Agreement and is relying only on such information and documents in making its decision to purchase the Shares.

6.              This Agreement will involve no obligation or commitment of any kind until this Subscription Agreement is accepted and countersigned by or on behalf of the Company.

7.              This Agreement, including Annex I and the exhibit hereto, constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another.

1

Number of Shares Being Purchased: [•]

Purchase Price Per Share: $0.81

Aggregate Purchase Price: $[•]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: October 11, 2016

INVESTOR

By:
Name:
Title:

Address:

Agreed and Accepted
this 11th day of October, 2016:

GTX, INC.

By:
Name:
Title:

[Signature Page to Subscription Agreement]

2

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1.                                      Authorization and Sale of Shares.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of Shares to the Investor.

2.                                      Agreement to Sell and Purchase Shares.

2.1                               At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2                               The Company proposes to enter into substantially this same form of Agreement with certain other investors (the “Other Investors”) and expects to complete the sale of Shares to the Other Investors simultaneously with the Closing (as defined below).  The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Agreement executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

3.                                      Closings and Delivery of the Shares and Funds.

3.1                               Closing.  The completion of the purchase and sale of the Shares (the “Closing”) shall take place at 10:00 a.m. Pacific Time, on October 14, 2016, or at such other time as the Company and the Investors shall agree (the “Closing Date”), at the offices of Cooley LLP, 101 California Street, 5th Floor, San Francisco, CA 94111-5800.  At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor, via electronic book-entry or in the form of a stock certificate, the number of Shares set forth on the Signature Page registered in the name of the Investor (such Shares, the “Investor Shares”) or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, and (b) the aggregate purchase price for the Investor Shares as set forth on the Signature Page will be delivered by or on behalf of the Investor to the Company. The Company’s obligation to issue and sell the Investor Shares to the Investor and the Investor’s obligation to purchase the Investor Shares from the Company shall be subject to: (x)  no objection shall have been raised by The NASDAQ Stock Market, LLC (“NASDAQ”) with respect to the consummation of the transactions contemplated by the Agreements in the absence of approval by the Company’s stockholders of such transactions and (y) no stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act of 1933, as amended (the “Act”), shall have been initiated or threatened by the Commission (the conditions set forth in subclauses (x) and (y), the “Closing Conditions”).

3.2                               Delivery of Investor Shares.  Prior to the Closing, the Investor shall direct the Company as to whether the Investor Shares shall be delivered at Closing via electronic book-entry or in the form of a stock certificate.  If the Investor elects electronic book-entry delivery, the Investor shall, prior to the Closing, direct the broker-dealer at which the account to be credited with the Investor Shares being purchased by such Investor is maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account with the Investor Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Investor Shares, which date shall be the Closing Date.  Simultaneously with the delivery to the Company of the funds on the Closing Date pursuant to Section 3.1 above, the Company shall direct the Transfer Agent to, as applicable, either (a) credit the Investor’s account with the Investor Shares pursuant to the information contained in the DWAC or (b) deliver to the Investor, on an expedited basis, a stock certificate evidencing the Investor Shares.

Annex I - 1

4.                                      Representations, Warranties and Covenants of the Investor. The Investor acknowledges, represents and warrants to, and agrees with, the Company that:

4.1                               The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Investor Shares, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the Investor Shares, has received and is relying only upon the Disclosure Package (including the documents incorporated by reference therein).

4.2                               (a) If the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Investor Shares or has in its possession or distributes any offering material, in all cases at its own expense and (b) no agent of the Company has been authorized to make and no such agent has made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Investor Shares, except as set forth in or incorporated by reference in the Base Prospectus or the Prospectus Supplement or as otherwise contemplated by this Agreement.

4.3                               (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4                               The Investor Shares to be purchased by the Investor hereunder will be acquired for the Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Act without prejudice, however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of such Investor Shares in compliance with applicable federal and state securities laws.  If the Investor is an affiliate of the Company (within the meaning of Rule 144 promulgated under the Act), the Investor acknowledges and understands that the Investor Shares may not be resold by the Investor unless such resale is registered under the Act or such resale is effected pursuant to a valid exemption from the registration requirements of the Act.

4.5                               The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package or any other materials presented to the Investor in connection with the purchase and sale of the Investor Shares constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Investor Shares.

4.6                               Since the date on which the Company or its agents first contacted such Investor about the Offering, the Investor has maintained information about the Offering in confidence (other with respect to disclosures to the Investor’s advisors who are under a legal obligation of confidentiality) and has not engaged in any transactions in the securities of the Company. The Investor covenants that it will not engage in any transactions in the securities of the Company or disclose any information about the Offering (other than to its advisors who are under a legal obligation of confidentiality) prior to the time that the transactions contemplated by the Agreements are publicly disclosed by the Company.

Annex I - 2

5.                                      Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)                                 if to the Company, to GTx, Inc., 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103, Attention: Chief Legal Officer and Secretary, (facsimile: 901-271-8670), with a copy to Cooley LLP, 101 California Street, 5th Floor, San Francisco, CA 94111-5800  (facsimile: (415) 693-2222), Attention: Chadwick L. Mills; and

(b)                                 if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may be furnished to the Company in writing by the Investor.

6.                                      Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

7.                                      Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

8.                                      Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

9.                                      Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof.

10.                               Counterparts.  This Agreement may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  Signatures may be delivered by facsimile or by e-mail delivery of a “.pdf” format data file.

11.                               Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement shall constitute written confirmation of the Company’s acceptance and agreement to sell the Investor Shares to the Investor.

12.                               Termination.  In the event that the Closing shall not have occurred within ten business days from the date of this Agreement due to the failure to satisfy the Closing Conditions, each of the Company and the Investor shall have the option to terminate this Agreement.

Annex I - 3

EXHIBIT A

GTX, INC.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

If the Investor is electing electronic book-entry delivery for the Investor Shares, also provide the following:

5.	Name of DTC Participant (broker-dealer at which the account to be credited with the Shares is maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares:

8.	Person to contact to initiate DWAC at closing:	Name:

Tel:

Email:

Exhibit A-1